EXHIBIT 99.1
FOR IMMEDIATE RELEASE

FROM: MSA Safety Incorporated
Ticker: MSA (NYSE)
Media Relations Contact: Mark Deasy (412) 559-8154
Investor Relations Contact: Larry De Maria (917) 449-2237

MSA Safety Announces Second Quarter 2024 Results
Strong execution drives healthy sales growth and margin improvement; Maintaining mid-single digit full-year sales growth outlook

PITTSBURGH, July 24, 2024 - Global safety equipment and solutions provider MSA Safety Incorporated (NYSE: MSA) today reported financial results for the second quarter of 2024.

Quarterly Highlights
•Achieved quarterly net sales of $462 million, a 3% reported and 4% organic constant currency increase year-over-year.

•Generated GAAP operating income of $100 million, or 21.6% of sales, and adjusted operating income of $108 million, or 23.4% of sales.

•Recorded GAAP net income of $72 million, or $1.83 per diluted share, and adjusted earnings of $80 million, or $2.01 per diluted share.

•Invested $14 million for capital expenditures, repaid $8 million of debt, returned $20 million to shareholders through dividends, and repurchased $10 million of common stock.

“Our team executed very well in the second quarter, as evidenced by the continued solid top-line growth and margin expansion, while our results continue to demonstrate the resiliency within our business,” said Steve Blanco, MSA Safety President and Chief Executive Officer. “During the quarter, we held an investor day where we outlined our long-term strategy to drive profitable growth and create meaningful value for our stakeholders over the next five years. We provided an in-depth review of our innovative range of leading safety products and solutions, the diverse end markets we serve, the enterprise-wide adoption of the MSA Business System, and above all, the unwavering commitment of our associates to advance our mission.”

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Financial Highlights

Financial Highlights	Three Months Ended June 30,
($ millions, except per share data)	2024	2023	% Change(a)
Net Sales	$462	$447	3%
Operating Income	100	95	5%
Adjusted Operating Income	108	104	4%
Net Income	72	67	8%
Diluted EPS	1.83	1.70	7%
Adjusted Earnings	80	72	10%
Adjusted Diluted EPS	2.01	1.83	10%
(a) Percentage change may not calculate exactly due to rounding.

Lee McChesney, MSA Safety Senior Vice President and Chief Financial Officer, commented, “Reflecting the disciplined execution of our team in the quarter, grounded in the MSA Business System, we delivered 4% organic constant currency sales growth with healthy margin expansion and double-digit adjusted EPS growth. Our balance sheet remains strong, with net leverage of 0.9 times. We returned cash to shareholders consistent with the disciplined and balanced capital allocation strategy we highlighted at our investor day. We remain encouraged by our results for the first half of the year. As we look forward, we are maintaining our mid-single-digit growth outlook for the year, while closely assessing global economic trends.”
Conference Call
MSA Safety will host a conference call on Thursday, July 25, 2024, at 10:00 a.m. Eastern time to discuss its second quarter 2024 results and outlook. The call and an accompanying slide presentation will be webcast at http://investors.msasafety.com/ under the “News and Events” tab, subheading “Events & Presentations.” Investors and interested parties can also dial into the call at 1-844-854-4415 (toll-free) or 1-412-902-6599 (international). When prompted, please instruct the operator to be joined into the MSA Safety Incorporated conference call. A replay of the conference call will be available at http://investors.msasafety.com/ shortly after the conclusion of the presentation and will be available for the next 90 days.

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MSA Safety Incorporated
Condensed Consolidated Statements of Operations (Unaudited)
(In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Net sales	$462,463	$447,299	$875,765	$845,561
Cost of products sold	239,434	233,503	457,205	450,367
Gross profit	223,029	213,796	418,560	395,194

Selling, general and administrative	105,075	96,336	199,226	187,427
Research and development	17,070	15,992	32,988	31,224
Restructuring charges	1,543	3,350	4,560	5,097
Currency exchange (gains) losses, net	(603)	3,110	1,730	7,285
Loss on divestiture of MSA LLC	—	—	—	129,211
Product liability expense	—	—	—	3
Operating income	99,944	95,008	180,056	34,947

Interest expense	9,664	13,175	20,403	24,651
Other income, net	(4,148)	(5,650)	(10,382)	(9,450)
Total other expense, net	5,516	7,525	10,021	15,201

Income before income taxes	94,428	87,483	170,035	19,746
Provision for income taxes	22,194	20,393	39,662	102,829
Net income (loss)	$72,234	$67,090	$130,373	$(83,083)

Earnings (loss) per share attributable to common shareholders:
Basic	$1.83	$1.71	$3.31	$(2.12)
Diluted	$1.83	$1.70	$3.30	$(2.12)

Basic shares outstanding	39,389	39,274	39,375	39,249
Diluted shares outstanding	39,541	39,409	39,549	39,249

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MSA Safety Incorporated
Condensed Consolidated Balance Sheets (Unaudited)
(In thousands)

	June 30, 2024	December 31, 2023

Assets
Cash and cash equivalents	$146,830	$146,442
Trade receivables, net	299,053	294,678
Inventories	320,899	292,604
Other current assets	94,663	52,546
Total current assets	861,445	786,270

Property, plant and equipment, net	213,159	211,877
Prepaid pension cost	180,182	172,161
Goodwill	624,637	627,534
Intangible assets, net	256,328	266,134
Other noncurrent assets	107,820	106,174
Total assets	$2,243,571	$2,170,150

Liabilities and shareholders' equity
Notes payable and current portion of long-term debt, net	$26,472	$26,522
Accounts payable	131,774	111,872
Other current liabilities	193,505	194,424
Total current liabilities	351,751	332,818

Long-term debt, net	561,771	575,170
Pensions and other employee benefits	141,262	143,967
Deferred tax liabilities	102,334	102,419
Other noncurrent liabilities	52,806	48,974
Total shareholders' equity	1,033,647	966,802
Total liabilities and shareholders' equity	$2,243,571	$2,170,150

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MSA Safety Incorporated
Condensed Consolidated Statements of Cash Flows (Unaudited)
(In thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023

Net income (loss)	$72,234	$67,090	$130,373	$(83,083)
Depreciation and amortization	16,047	14,889	31,605	29,461
Tax-effected loss on divestiture of MSA LLC	—	—	—	199,578
Contribution on divestiture of MSA LLC	—	—	—	(341,186)
Change in working capital and other operating	(34,979)	13,089	(57,790)	4,389
Cash flow from (used in) operating activities	53,302	95,068	104,188	(190,841)

Capital expenditures	(14,341)	(9,920)	(25,560)	(18,322)
Property disposals and other investing	74	2,639	74	2,674
Cash flow used in investing activities	(14,267)	(7,281)	(25,486)	(15,648)

Change in debt	(8,250)	(58,514)	(13,260)	236,898
Cash dividends paid	(20,099)	(18,469)	(38,589)	(36,514)
Company stock purchases under repurchase program	(10,000)	—	(10,000)	—
Other financing	(284)	801	(5,869)	(3,795)
Cash flow (used in) from financing activities	(38,633)	(76,182)	(67,718)	196,589

Effect of exchange rate changes on cash, cash equivalents and restricted cash	(1,881)	(3,364)	(10,557)	(5,651)

(Decrease) increase in cash, cash equivalents and restricted cash	$(1,479)	$8,241	$427	$(15,551)

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentages)

	Americas	International	Corporate	Consolidated
Three Months Ended June 30, 2024
Net sales to external customers	$314,711	$147,752	$—	$462,463
Operating income				99,944
Operating margin %				21.6%
Restructuring charges				1,543
Currency exchange gains, net				(603)
Net cost for product related legal matter				5,000
Amortization of acquisition-related intangible assets				2,306
Adjusted operating income (loss)	98,468	24,285	(14,563)	108,190
Adjusted operating margin %	31.3%	16.4%		23.4%
Depreciation and amortization				13,741
Adjusted EBITDA	108,230	28,052	(14,351)	121,931
Adjusted EBITDA margin %	34.4%	19.0%		26.4%

Three Months Ended June 30, 2023
Net sales to external customers	$308,378	$138,921	$—	$447,299
Operating income				95,008
Operating margin %				21.2%
Restructuring charges				3,350
Currency exchange losses, net				3,110
Amortization of acquisition-related intangible assets				2,315
Adjusted operating income (loss)	94,816	21,743	(12,776)	103,783
Adjusted operating margin %	30.7%	15.7%		23.2%
Depreciation and amortization				12,574
Adjusted EBITDA	103,977	24,949	(12,569)	116,357
Adjusted EBITDA margin %	33.7%	18.0%		26.0%

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MSA Safety Incorporated
Segment Information (Unaudited)
(In thousands, except percentages)

	Americas	International	Corporate	Consolidated
Six Months Ended June 30, 2024
Net sales to external customers	$610,249	$265,516	$—	$875,765
Operating income				180,056
Operating margin %				20.6%
Restructuring charges				4,560
Currency exchange losses, net				1,730
Net cost for product related legal matter				5,000
Amortization of acquisition-related intangible assets				4,620
Transaction costs (a)				234
Adjusted operating income (loss)	184,688	37,770	(26,258)	196,200
Adjusted operating margin %	30.3%	14.2%		22.4%
Depreciation and amortization				26,985
Adjusted EBITDA	203,923	45,097	(25,835)	223,185
Adjusted EBITDA margin %	33.4%	17.0%		25.5%

Six Months Ended June 30, 2023
Net sales to external customers	$588,645	$256,916	$—	$845,561
Operating income				34,947
Operating margin %				4.1%
Restructuring charges				5,097
Currency exchange losses, net				7,285
Loss on divestiture of MSA LLC				129,211
Product liability expense				3
Amortization of acquisition-related intangible assets				4,620
Adjusted operating income (loss)	166,510	37,522	(22,869)	181,163
Adjusted operating margin %	28.3%	14.6%		21.4%
Depreciation and amortization				24,841
Adjusted EBITDA	184,471	44,007	(22,474)	206,004
Adjusted EBITDA margin %	31.3%	17.1%		24.4%

(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

The Americas segment is comprised of our operations in Northern North American and Latin American geographies. The International segment is comprised of our operations in all geographies outside of the Americas. Certain global expenses are allocated to each segment in a manner consistent with where the benefits from the expenses are derived.

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Adjusted operating income (loss), adjusted operating margin, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin are the measures used by the chief operating decision maker to evaluate segment performance and allocate resources. As such, management believes that adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are useful metrics for investors. Adjusted operating income (loss) is defined as operating income excluding restructuring charges, currency exchange (gains) losses, loss on divestiture of MSA LLC, product liability expense, amortization of acquisition-related intangible assets, net cost for product related legal matter and transaction costs. Adjusted operating margin is defined as adjusted operating income (loss) divided by segment net sales to external customers. Adjusted EBITDA is defined as adjusted operating income (loss) plus depreciation and amortization, and adjusted EBITDA margin is defined as adjusted EBITDA divided by segment net sales to external customers. Adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are not recognized terms under GAAP, and therefore do not purport to be alternatives to operating income or operating margin as a measure of operating performance. The company's definition of adjusted operating income (loss), adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. As such, management believes that it is appropriate to consider operating income determined on a GAAP basis in addition to these non-GAAP measures.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Organic constant currency revenue growth (Unaudited)

Consolidated

	Three Months Ended June 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	3%	8%	(3)%	3%
Plus: Currency translation effects	1%	—%	1%	1%
Organic constant currency sales change	4%	8%	(2)%	4%

	Six Months Ended June 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	10%	2%	(2)%	4%
Plus: Currency translation effects	—%	—%	—%	—%
Organic constant currency sales change	10%	2%	(2)%	4%

(a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Organic constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of organic constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Organic constant currency revenue growth (Unaudited)

Americas Segment

	Three Months Ended June 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	(2)%	7%	2%	2%
Plus: Currency translation effects	—%	—%	2%	—%
Organic constant currency sales change	(2)%	7%	4%	2%

	Six Months Ended June 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	8%	2%	—%	4%
Plus: Currency translation effects	—%	—%	—%	—%
Organic constant currency sales change	8%	2%	—%	4%

International Segment

	Three Months Ended June 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	19%	10%	(13)%	6%
Plus: Currency translation effects	1%	1%	1%	1%
Organic constant currency sales change	20%	11%	(12)%	7%

	Six Months Ended June 30, 2024
	Fire Service(a)	Detection(b)	Industrial PPE and Other(c)	Net Sales
GAAP reported sales change	15%	1%	(7)%	3%
Plus: Currency translation effects	—%	1%	—%	—%
Organic constant currency sales change	15%	2%	(7)%	3%

(a) Fire Service includes Breathing Apparatus and Firefighter Helmets and Protective Apparel.
(b) Detection includes Fixed Gas and Flame Detection and Portable Gas Detection.
(c) Industrial PPE and Other includes Industrial Head Protection, Fall Protection and Non-Core.
Management believes that organic constant currency revenue growth is a useful metric for investors, as foreign currency translation can have a material impact on revenue growth trends. Organic constant currency revenue growth highlights ongoing business performance excluding the impact of fluctuating foreign currencies, which is outside of management's control. There can be no assurances that MSA's definition of organic constant currency revenue growth is consistent with that of other companies. As such, management believes that it is appropriate to consider revenue growth determined on a GAAP basis in addition to this non-GAAP financial measure.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Adjusted earnings (Unaudited)
Adjusted earnings per diluted share (Unaudited)
(In thousands, except per share amounts and percentages)

	Three Months Ended June 30,			Six Months Ended June 30,
	2024	2023	% Change	2024	2023	% Change

Net income (loss)	$72,234	$67,090	8%	$130,373	$(83,083)	n/m*

Restructuring charges	1,543	3,350		4,560	5,097
Currency exchange (gains) losses, net	(603)	3,110		1,730	7,285
Net cost for product related legal matter	5,000	—		5,000	—
Amortization of acquisition-related intangible assets	2,306	2,315		4,620	4,620
Pension settlement	1,308	—		1,308	—
Asset related losses (gains)	701	(1,452)		752	(713)
Transaction costs (a)	—	—		234	—
Loss on divestiture of MSA LLC	—	—		—	129,211
Deferred tax asset write-off related to divestiture of MSA LLC	—	—		—	70,366
Product liability expense	—	—		—	3
Income tax expense on adjustments	(2,827)	(2,276)		(5,417)	(6,921)
Adjusted earnings	$79,662	$72,137	10%	$143,160	$125,865	14%

Adjusted earnings per diluted share	$2.01	$1.83	10%	$3.62	$3.19	13%

(a)Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

* Not meaningful

Management believes that adjusted earnings and adjusted earnings per diluted share are useful measures for investors, as management uses these measures to internally assess the company’s performance and ongoing operating trends. There can be no assurances that additional special items will not occur in future periods, nor that MSA's definition of adjusted earnings is consistent with that of other companies. As such, management believes that it is appropriate to consider both net income (loss) determined on a GAAP basis as well as adjusted earnings.

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MSA Safety Incorporated
Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures
Debt to adjusted EBITDA / Net debt to adjusted EBITDA (Unaudited)
(In thousands)

Twelve Months Ended June 30, 2024
Operating income	$376,429
Depreciation and amortization	53,671
Restructuring charges	9,355
Currency exchange losses, net	11,524
Net cost for product related legal matter	5,000
Amortization of acquisition-related intangible assets	9,246
Transaction costs (a)	1,199
Adjusted EBITDA	$466,424

Total end-of-period debt	588,243

Debt to adjusted EBITDA	1.3

Total end-of-period debt	$588,243
Total end-of-period cash and cash equivalents	146,830
Net debt	$441,413

Net debt to adjusted EBITDA	0.9
(a) Transaction costs include advisory, legal, accounting, valuation, and other professional or consulting fees incurred during acquisitions and divestitures. These costs are included in Selling, general and administrative expense in the unaudited Condensed Consolidated Statements of Operations.

Management believes that Debt to adjusted EBITDA and Net debt to adjusted EBITDA are useful measures for investors, as management uses these measures to internally assess the company’s liquidity and balance sheet strength. There can be no assurances that that MSA's definition of Debt to adjusted EBITDA and Net debt to adjusted EBITDA is consistent with that of other companies.

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About MSA Safety:
MSA Safety Incorporated (NYSE: MSA) is the global leader in advanced safety products, technologies and solutions. Driven by its singular mission of safety, the Company has been at the forefront of safety innovation since 1914, protecting workers and facility infrastructure around the world across a broad range of diverse end markets while creating sustainable value for shareholders. With 2023 revenues of $1.8 billion, MSA Safety is headquartered in Cranberry Township, Pennsylvania and employs a team of over 5,000 associates across its more than 40 international locations. For more information, please visit www.MSASafety.com.
Cautionary Statement Regarding Forward-Looking Statements:
Except for historical information, certain matters discussed in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance and involve various assumptions, known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or other comparable words. Actual results, performance or outcomes may differ materially from those expressed or implied by these forward-looking statements and may not align with historical performance and events due to a number of factors, including those discussed in the sections of our annual report on Form 10-K entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors,” and those discussed in our Form 10-Q quarterly reports filed after such annual report. MSA’s SEC filings are readily obtainable at no charge at www.sec.gov, as well as on its own investor relations website at http://investors.MSAsafety.com. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and caution should be exercised against placing undue reliance upon such statements, which are based only on information currently available to us and speak only as of the date hereof. We are under no duty to update publicly any of the forward-looking statements after the date of this earnings press release, whether as a result of new information, future events or otherwise, except as required by law.
Non-GAAP Financial Measures:
This press release includes certain non-GAAP financial measures. These financial measures include organic constant currency revenue growth, adjusted operating income, adjusted operating margin, adjusted EBITDA, adjusted EBITDA margin, adjusted earnings, adjusted earnings per diluted share, debt to adjusted EBITDA, and net debt to adjusted EBITDA. These metrics are consistent with how the Company's chief operating decision maker ("CODM") evaluates segment results and makes strategic decisions about the business. Additionally, these non-GAAP financial measures provide information useful to investors in understanding our operating performance and trends, and to facilitate comparisons with the performance of our peers. Management also uses these measures internally to assess and better understand our underlying business performance and trends related to core business activities. The non-GAAP financial measures and key performance indicators we use, and computational methods with respect thereto, may differ from the non-GAAP financial measures and key performance indicators, and computational methods, that our peers use to assess their performance and trends.
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The presentation of these non-GAAP financial measures does not comply with U.S. GAAP. These non-GAAP financial measures should be viewed as supplemental in nature, and not as a substitute for, or superior to, our reported results prepared in accordance with GAAP. When non-GAAP financial measures are disclosed, the Securities and Exchange Commission's Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The presentation of these financial measures does not comply with U.S. generally accepted accounting principles ("GAAP"). For an explanation of these measures, with a reconciliation to the most directly comparable GAAP financial measure, see the Reconciliation of As Reported Financial Measures to Non-GAAP Financial Measures in the financial tables section above.
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